UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 2, 2005

                                MONACO GROUP INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    0 - 50752              98-0404764
 (State or other jurisdiction of   (Commission File      (I.R.S. Employer
 incorporation or organization)        Number)           Identification Number)


          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
                    (Address of principal executive offices)


                                 (416) 213-0028
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.- COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 4, 2004, Monaco Group Inc., a Delaware corporation (the "Company"), entered into a Share Purchase Agreement with Burgio Family Holdings Inc., an
Ontario corporation ("Burgio Holdings"), ALBAR Capital Corp., an Ontario corporation ("ALBAR"), Monaco (Canada) Inc., an Ontario corporation and the Company's wholly-owned subsidiary ("Monaco Canada") (the "Share Purchase Agreement").

STOCK FOR STOCK TRANSACTION. Under the terms of the Share Purchase Agreement, Burgio Holdings will sell to Monaco Canada all of the issued and outstanding shares of LF Acquisition Corp., an Ontario corporation ("LF Acquisition"), and LF Licensed Products, a Delaware corporation ("LF Licensed"), in consideration of 3,000,000 shares of Class A Preferred Shares of Monaco Canada. Additionally, ALBAR will sell to Monaco Canada all of the issued and outstanding shares of LF Brands Inc., an Ontario corporation ("LF Brands"), in consideration of 7,000,000 shares of Class A Preferred Shares.

LF Acquisition has a wholly-owned subsidiary, Loretta Foods Limited, an Ontario corporation. LF Brands is the majority shareholder of Golden Gate Flour
Corporation, an Ontario corporation. Loretta Baking Mix Products Inc., an Ontario corporation, has a wholly-owned subsidiary, Loretta Baking Products Ltd., a Michigan corporation. Upon closing this Transaction, Loretta Baking Mix Products Inc. will become a wholly-owned subsidiary of Monaco Canada.

DESCRIPTION OF SHARES TO BE ISSUED. The Class A Preferred Shares of Monaco Canada do not exist as of the date hereof. The Company shall, as the sole shareholder of the Monaco Canada, sanction and approve as necessary and in respect of which Articles of Amendment of the Monaco Canada shall be approved by the Company as sole shareholder of the Monaco Canada and by the Board of Directors of the Monaco Canada and filed by the Monaco Canada to allow for such shares to be issued. The Class A Preferred Shares of Monaco Canada shall have the following characteristics: (i) they shall rank prior to Monaco Canada common stock, (ii) in the event of the liquidation, dissolution or winding up of Monaco Canada, they shall be entitled to a distribution equal to $1.00 per share before any payment is made to holders of Monaco Canada common stock or any other class or series of Monaco Canada stock; (iii) they shall be non-voting, except as to matters relating solely to the Class A Preferred Shares; (iv) each share may be put to Monaco Canada by the holder, at the option of the holder at $1.00 per share ("Put Rights"); and (v) they shall entitle the holder to receive dividends at the annual rate of $0.045 per share per annum ("Dividends").

GUARANTEES. The Company shall guarantee the obligations of Monaco Canada related to the payment of consideration due for Dividends and Put Rights related to the Class A Preferred Shares. The Company shall also guarantee an existing loan between Burgio Holdings, as lender, and LF Acquisition, as borrower, in the principal amount of $1,778,884 Canadian dollars.

MATERIAL RELATIONSHIPS. Burgio Holdings is the Company's largest stockholder. ALBAR is controlled by Burgio Holdings.

AMENDMENT. On November 30, 2004, the parties amended the Share Purchase Agreement to remove conditions to closing related to (i) the approval of the Stock Purchase Agreement by the Company's Shareholders and (ii) the repayment by the Company and Monaco Canada of certain vendor loans.

CLOSING. On February 28, 2005, the parties closed the Transaction.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 28, 2005, Al Burgio accepted his appoint to our Board of Directors as elected by our Shareholders at our Annual Meeting on December 23, 2004. All other nominees, namely Joel Sebastian, William Fatica, Leo Couprie, Taragh Bracken, William (Bill) Rancic, and Gerry Quinn that were elected by our Shareholders at our Annual Meeting on December 23, 2004, each accepted their appoint to our Board of Directors on December 23, 2004.

On February 25, 2005, Taragh Bracken resigned as a member of our Board of Directors. On February 28, 2005, Peter Nelipa resigned as an officer of the Company and as an officer and director of the Company's subsidiaries of which he served.

On February 28, 2005, our Board of Directors appointed Al Burgio as our Chairman, Chief Executive Officer, President and Secretary.

Since December 1999, Mr. Burgio has been President and director of Burgio Family Holdings Inc., currently our largest shareholder, and majority shareholder of ALBAR Capital Corp. Since September 2001, Mr. Burgio has been President and director of ALBAR Capital Corp. From August 1998 to February 2000, Mr. Burgio was President of Gordacom Consulting Inc. From June 2000 to May 2002, Mr. Burgio was director of Avenue Financial Corporation (formerly University Avenue Financial Corporation), a Canadian reporting company. From September 2002 to September 2004, Mr. Burgio was the Chief Executive Officer and President of Skyway Wholesale Grocers Inc. From March 2004 to the present, Mr. Burgio was President of (i) Loretta Foods Limited, (ii) LF Acquisition Corp., and (iii) LF Brands Inc. From May 2004 to the present, Mr. Burgio has been the President and Chief Executive Officer of Golden Gate Flour Corporation. From October 2004 to the present, Mr. Burgio has been the President and Chief Executive Officer of Loretta Baking Mix Products Ltd.

ITEM 5.03. ADMENDMENTS TO ARTICLES OF INCORPORATION

On February 28, 2005, the State of Delaware certified the certificate of amendment to the certification of incorporation for the Company causing our name to change to Loretta Food Group Inc., as approved by the majority of our Shareholders at our Annual Meeting on December 23, 2004. A copy of the certificate of amendment to certificate of incorporation filed with the State of Delaware is attached as Exhibit 3.2.2 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

The financial statements required by this item are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but no later than May 15, 2005.

(b) Pro forma financial information.

The pro forma financial information required by this item is not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but no later than May 15, 2005.

(c)      Exhibits

Exhibit Number                        Description

3.2.2              Certificate of Amendment to Certificate of Incorporation

10.5 Share Purchase Agreement, dated October 4, 2004, by and among Monaco Group Inc., Burgio Family Holdings Inc., Albar Capital Corp., and Monaco (Canada) Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on October 8, 2004).

10.6 Share Purchase Amending Agreement, dated November 30, 2005, by and among Monaco Group Inc., Burgio Family Holdings Inc., Albar Capital Corp., and Monaco (Canada) Inc. (incorporated by reference from the Company's Current Report on Form 8-K/A filed with the SEC on December 2, 2004).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Loretta Food Group Inc.
(formerly Monaco Group Inc.)
(Registrant)
/S/ Al Burgio
-------------------------
Al Burgio
Chief Executive Officer
(Duly Authorized Officer)

Date: March 2, 2005

                                  EXHIBIT INDEX

Exhibit Number                        Description

3.2.2              Certificate of Amendment to Certificate of Incorporation

10.5 Share Purchase Agreement, dated October 4, 2004, by and among Monaco Group Inc., Burgio Family Holdings Inc., Albar Capital Corp., and Monaco (Canada) Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on October 8, 2004).

10.6 Share Purchase Amending Agreement, dated November 30, 2005, by and among Monaco Group Inc., Burgio Family Holdings Inc., Albar Capital Corp., and Monaco (Canada) Inc. (incorporated by reference from the Company's Current Report on Form 8-K/A filed with the SEC on December 2, 2004).